                     SUPPLEMENT DATED DECEMBER 21, 1998 TO
    THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 1998 ("PROSPECTUS")

  This supplement contains information regarding four new Portfolios of Pacific Select Fund (the "Fund") that are available as of January 1, 1999. The supplement describes each new Portfolio's investment objective and policies, the Portfolio Manager of each new Portfolio, the investment advisory fees and other expenses related to each Portfolio, and related performance information for each Portfolio Manager in managing similar funds or accounts. Certain information, including detailed descriptions of many of the securities and investment techniques of the new Portfolios and the related risks, is set forth in the Prospectus and not in this supplement. Accordingly, please read this supplement in conjunction with your copy of the Prospectus.

  In addition to the fourteen Portfolios described in the Fund's Prospectus dated May 1, 1998, the Fund now offers the following new Portfolios to serve as the investment medium for the Variable Contracts issued or administered by Pacific Life:


                                                   PRIMARY INVESTMENTS
                                                      (UNDER NORMAL
     PORTFOLIO              OBJECTIVE                CIRCUMSTANCES)         PORTFOLIO MANAGER
----------------------------------------------------------------------------------------------
 Large-Cap Value   Long-term growth of          Equity securities of      Salomon Brothers
                   capital. Current income is   large-capitalization      Asset Management Inc
                   of secondary importance.     companies

----------------------------------------------------------------------------------------------
 Mid-Cap Value     Capital appreciation.        Equity securities of      Lazard Asset
                                                medium-capitalization     Management
                                                domestic companies
                                                believed to be
                                                undervalued

----------------------------------------------------------------------------------------------
 Small-Cap Index   Provide investment results   Stocks included in the    Bankers Trust
                   that correspond to the total Russell 2000 Small Stock  Company return of an index of small  Index
                   capitalization companies.

----------------------------------------------------------------------------------------------
 REIT              Current income and long-     Real estate investment    Morgan Stanley Asset
                   term capital appreciation.   trusts and equity         Management Inc.
                                                securities of companies
                                                principally engaged in
                                                the U.S. real estate
                                                industry


  The following section provides a description of the investment objective and policies of each of the new Portfolios. Please refer to your Prospectus for more information regarding specific securities and investment techniques, and their related risks. Certain securities and investment techniques not discussed in the Prospectus but that are applicable to the new Portfolios are discussed in this Supplement.

LARGE-CAP VALUE PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio pursues its investment objectives primarily through investment in equity securities, consisting of common stock and preferred stock of companies with large market capitalizations.

  In selecting investments for the Portfolio, the Portfolio Manager generally seeks companies: (1) whose share prices appear undervalued in relation to the company's assets, or whose share prices appear to disregard factors such as an anticipated reversal of an unfavorable industry trend, lack of investor recognition or disapproving earnings believed to be temporary; (2) that are experiencing, or may experience in the future, changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor the company's earnings or market price of its shares; or (3) having growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demand for products or services or other significant new developments.

  For purposes of the Portfolio's investment policies, companies with large market capitalization are considered those represented in the Standard & Poor's 500 Composite Index, generally with market capitalizations in excess of $5 billion.

  The Portfolio may also invest a portion of its assets in the equity securities of small capitalization companies. A portion of the Portfolio's assets may also be invested in short-term fixed-income securities, such as repurchase agreements, cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. When the Portfolio Manager deems it consistent with the Portfolio's secondary objective of current income or during temporary defensive periods, the Portfolio may invest without limitation in fixed-income securities and cash or cash equivalents.

  OTHER TECHNIQUES. The Portfolio may invest up to 20% of its net assets, measured at the time of investment, in foreign companies. See "Foreign Securities" in the Prospectus. The Portfolio may invest without limit in convertible securities rated below investment grade, and may, from time to time, invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by Standard & Poor's and Moody's. See "High Yield Bonds" in the Prospectus. The Portfolio may also lend portfolio securities up to 33 1/3% of the Portfolio's total assets. See "Loans of Portfolio Securities" in the Statement of Additional Information.

  The Portfolio may purchase put and call options on securities and on securities indexes. The Portfolio may also enter into the following: stock, index and currency futures contracts and options thereon and currency forward contracts, currency swaps, and options on currencies. The Portfolio may enter into stock index futures as an adjunct to its securities activities and may enter into currency-related transactions to hedge against currency risk. The Portfolio may also invest in equity real estate investment trusts ("REITs"). The Portfolio may also invest in illiquid securities (up to 15% of its net assets) and in restricted securities.

 MID-CAP VALUE PORTFOLIO

  INVESTMENT OBJECTIVE. Capital appreciation.

  INVESTMENT POLICIES. The Portfolio pursues its investment objective by investing, under normal market conditions, at least 80% of the value of its total assets, determined at the time of each purchase, in the equity securities of medium-capitalization domestic companies believed to be undervalued. In seeking undervalued securities, the Portfolio Manager considers the price of securities relative to their return on total capital or equity.

  The Portfolio may invest up to 20% of its total assets, determined at the time of each purchase, in the equity securities of larger capitalization issuers or investment grade debt securities, including U.S. Government Securities, commercial paper and other short-term corporate and bank obligations. The Portfolio may also invest a portion of its assets in the equity securities of small capitalization companies. The Portfolio may also invest up to 15% of its total assets, determined at the time of each purchase, in foreign equity or debt securities. See "Foreign Securities" in the Prospectus. For temporary defensive purposes, the Portfolio may invest without limitation in larger capitalization companies and in the above-referenced debt securities, including short-term money market instruments, or hold its assets in cash.

  The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). For purposes of the Portfolio's investment policies, a medium capitalization company is considered one that, at the time of investment, has a market capitalization in the range of companies represented in the Russell Midcap Index. The Russell Midcap Index is currently composed of common stocks of domestic companies with market capitalizations ranging generally between $1 billion and $5 billion. The Portfolio is not an index fund and may invest in securities whether or not they are included in the Russell Midcap Index.

  OTHER TECHNIQUES. The Portfolio may borrow for investment purposes in an amount up to 33 1/3% of the value of its total assets. See "Borrowing" below. The Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. The Portfolio may also engage in "short sales," in which the Portfolio sells a security it does not own, and "short sales against the box," in which the Portfolio sells short a security it owns, provided that no such sales will be made if the total market value of all securities sold short would exceed 25% of the Portfolio's net assets. See "Short Sales" below. The Portfolio may also lend portfolio securities up to 33 1/3% of the value of the Portfolio's total assets. See "Loans of Portfolio Securities" in the Statement of Additional Information.

  In pursuing its investment objective, the Portfolio may also purchase and sell put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, currency futures, and options thereon. The Portfolio may engage in foreign currency transactions, including forward foreign currency contracts: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio may also invest in equity real estate investment trusts ("REITs"), although it currently intends to limit its investments in REITs to no more than 5% of its assets. The Portfolio may also invest in repurchase agreements, illiquid securities (up to 15% of its net assets) and restricted securities.

SMALL-CAP INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return of an index of small capitalization companies.

  INVESTMENT POLICIES. The Portfolio seeks to replicate as closely as possible (while minimizing transactional costs and other expenses) the total return of the Russell 2000 Small Stock Index ("Russell 2000"), which is an index composed of approximately 2,000 small-capitalization common stocks. Under normal conditions, the Portfolio invests 80% of the value of its total assets in the common stock of companies included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics, such as price-to-book, price-to-earnings, and debt-to-asset ratios and dividend yields closely approximate those of the Russell 2000. There is no fixed number of component stocks in which the Portfolio will invest.

  The Portfolio will be managed in an attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Russell 2000 ("tracking error"). The degree to which the Portfolio correlates with the Russell 2000 will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Russell 2000, and the Portfolio's expenses, among other factors. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, advisory fees, transaction costs, administration and other expenses incurred by the Portfolio (which are not incurred by or reflected in the investment results of the Russell 2000), changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of investor contributions and withdrawals.

  The composition of the Portfolio's securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt is made, however, to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Russell 2000. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Russell 2000, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio is expected to be lower than the return on the Russell 2000.

  ABOUT THE RUSSELL 2000: The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks selected by the Frank Russell Company ("Frank Russell"). Frank Russell may, from time to time, adjust the composition of common stocks in the Russell 2000. Inclusion of a stock in the Russell 2000 in no way implies an opinion by Frank Russell as to its attractiveness as an investment. As of June 30, 1998, the average market capitalization of the Russell 2000 was $1 billion and the weighted average market capitalization of the Russell 2000 was $790 million. A company's stock market capitalization is the total market value of its outstanding shares. The Portfolio is neither sponsored by, nor affiliated with, the Frank Russell Company.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies, provided that not more than 5% of its assets are required as a margin deposit for future contracts or options, and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. The Portfolio may use these techniques as an adjunct to its securities activities.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the Russell 2000. The Portfolio may also lend portfolio securities up to 33 1/3% of its total assets. See "Loans of Portfolio Securities," in the Prospectus. The Portfolio also is permitted to invest in when-issued and delayed delivery-securities, warrants, and securities that are convertible into common stock. The Portfolio may also invest in illiquid securities (up to 15% of its net assets) and in restricted securities.

  The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective of providing investment results that correspond to the total return performance of common stocks in an index of small capitalization companies. Accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

REIT PORTFOLIO

  INVESTMENT OBJECTIVES. Current income and long-term capital appreciation.

  INVESTMENT POLICIES. The Portfolio pursues its investment objectives by investing, under normal circumstances, at least 65% of the value of its assets in securities of real estate investment trusts ("REITs"). The Portfolio may also invest in equity securities of companies principally engaged in the U.S. real estate industry. The Portfolio may also invest in properties, including office/industrial buildings, apartments, manufactured homes and hotels. Through investment in the real estate related securities, the Portfolio seeks gross income that exceeds the composite dividend yield of securities comprising the Standard & Poor's 500 Stock Index. The Portfolio is not classified as "diversified". See "Non-Diversification" below.

  A substantial portion of the Portfolio's assets will be invested in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests.

  For purposes of the Portfolio's investment policies, a company is principally engaged in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. For example, companies in the real estate industry may include, among others: real estate development companies, real estate operating companies, companies principally engaged in the ownership of income-producing real property, specialized ownership vehicles, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Portfolio may invest in companies principally engaged in the U.S. real estate industry, although this may include foreign companies as well.

  During periods when the Portfolio Manager believes that changes in economic, financial, or political conditions make it advisable, the Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in investment grade short-term and medium-term debt obligations or hold cash.

  OTHER TECHNIQUES. The Portfolio may buy and sell put and call options on securities. The Portfolio may also purchase and sell futures contracts on interest rates. The Portfolio may invest in the following: repurchase agreements; interest rate derivative products, such as swaps, caps, collars, and floors; and structured notes. The Portfolio may also lend portfolio securities up to 33 1/3% of its total assets. See "Loans of Portfolio Securities" in the Statement of Additional Information.

SECURITIES AND INVESTMENT TECHNIQUES:

  In addition to the securities and investment techniques described in the Prospectus, the new Portfolios, as indicated below, may invest in other securities and engage in additional investment techniques.

  NON-DIVERSIFICATION. The REIT Portfolio is "non-diversified", which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, to meet Federal tax requirements, a Portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, no more than 5% of its total assets invested in any one issuer, except that this restriction does not apply to U.S. Government securities. Nonetheless, because this Portfolio may invest in a smaller number of companies than a diversified fund, an investment in this Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

  REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are primary investments for the REIT Portfolio. The Large-Cap Value and Mid-Cap Value Portfolios may also invest in equity REITs.

  REITs pool investors' funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and to self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITS may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act.

  BORROWING. The Mid-Cap Value Portfolio may borrow for investment purposes ("leveraging") to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Mid-Cap Value Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Please see "Borrowing" in the Prospectus for more information.

  SHORT SALES. The Mid-Cap Value Portfolio may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.

  When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

  The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to deposit collateral consisting of cash or liquid securities, marked-to-market daily, in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

  WHO IS THE PORTFOLIO MANAGER OF THE SMALL-CAP INDEX PORTFOLIO? Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTCo's address is 130 Liberty Street, New York, New York 10006. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. As of June 30, 1998. BTCo managed assets approximating $364.7 billion. BTCo, which also serves as Portfolio Manager for the Equity Index Portfolio, is the investment manager to over 25 other mutual fund portfolios.

  For the services provided by BTCo in connection with serving as the Portfolio Manager for the Small-Cap Index Portfolio and the Equity Index Portfolio, Pacific Life will pay BTCo, at the beginning of each calendar quarter, a fee based upon an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000:

                  EQUITY INDEX AND SMALL-CAP INDEX PORTFOLIOS

            Rate (%)   Break Point (combined Portfolio assets)
            --------   ---------------------------------------
            .08%                On first $100 million
            .04%                On next $100 million
            .02%                On excess

  WHO IS THE PORTFOLIO MANAGER OF THE REIT PORTFOLIO? Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, whose address is 1221 Avenue of the Americas, New York, New York 10020, is the Portfolio Manager of the REIT Portfolio and the International Portfolio, an existing Portfolio of the Fund. Morgan Stanley, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of June 30, 1998 Morgan Stanley, together with its affiliated institutional asset management companies, had approximately $167 billion in assets under management as an investment manager or as a fiduciary adviser. Morgan Stanley has been managing international securities since 1986.

  Pacific Life will pay Morgan Stanley a fee based upon an annual percentage of the average daily net assets of the REIT Portfolio according to the following schedule:

                                REIT PORTFOLIO

              Rate (%)   Break Point (assets)
              --------   --------------------
              .60%       On first $100 million
              .45%       On next $150 million
              .40%       On next $250 million
              .35%       On next $500 million
              .30%       On excess over $1 billion

  WHO AT MORGAN STANLEY MANAGES THE REIT PORTFOLIO?

  Russell Platt, a Managing Director of Morgan Stanley, and Theodore Bigman, a Principal of Morgan Stanley, are primarily responsible for the day-to-day investment management of the REIT Portfolio. Mr. Platt joined Morgan Stanley & Co. Incorporated in 1982 and has primary responsibility for managing the global real estate investment business for Morgan Stanley. Morgan Stanley manages over $2 billion in real estate securities worldwide for institutional and individual investors. Mr. Platt also serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund (MSREF), a limited partnership engaged in the acquisition of real estate assets, portfolios and real estate operating companies. Mr. Platt holds a B.A. in Economics from Williams College and an M.B.A. from Harvard Business School. Theodore Bigman oversees Morgan Stanley's U.S. real estate investment business and is a member of the National Association of Real Estate Investment Trusts. Prior to joining Morgan Stanley, he was a Director at CS First Boston, where he worked for eight years in the real estate group. He established and managed the REIT effort at CS First Boston, and had primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Previously, he had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition of several real estate companies. Mr. Bigman holds a B.A. in Economics from Brandeis University and an M.B.A. from Harvard University.

  WHO IS THE PORTFOLIO MANAGER FOR THE MID-CAP VALUE PORTFOLIO? Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC ("Lazard Freres"). Lazard Freres, a New York limited liability company, is a registered investment adviser with the Securities and Exchange Commission (the "SEC") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $67 billion as of June 30, 1998. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

  WHO AT LAZARD MANAGES THE MID-CAP VALUE PORTFOLIO? Herbert W. Gullquist, Managing Director and Vice Chairman of Lazard Freres, is Chief Investment Officer of Lazard. He has 37 years of investment management experience. Prior to joining Lazard Freres in 1982, Mr. Gullquist served as a General Partner of Oppenheimer & Company Inc. and as a Managing Director and the Chief Investment Officer of Oppenheimer Capital Corp. He had previously been Founder, Director and Senior Investment Officer with Stuyvesant Asset Management. Prior to that, he was Vice President in charge of the discretionary pension fund group at First National Bank of Chicago. He holds a B.A. from Northwestern University. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Gullquist is supported by Eileen D. Alexanderson. Ms. Alexanderson is a Managing Director of Lazard Freres responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S. small-cap and U.S. mid-cap equity investment teams. Ms. Alexanderson joined the firm in 1979 and has 18 years of investment experience. She is a CFA and holds a B.S. from St. John's University.

  For the services provided, Pacific Life pays Lazard a fee based upon an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

                            MID-CAP VALUE PORTFOLIO

              Rate (%)   Break Point (assets)
              --------   -------------------
              .55%       On first $200 million
              .50%       On next $200 million
              .45%       On next $200 million
              .40%       On next $200 million
              .30%       On next $200 million
              .25%       On excess

  WHO IS THE PORTFOLIO MANAGER FOR THE LARGE-CAP VALUE PORTFOLIO? Salomon Brothers Asset Management Inc ("SaBAM"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is wholly-owned by Salomon Smith Barney Holdings Inc which is, in turn, wholly-owned by Citigroup, Inc. SaBAM was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of June 30, 1998, SaBAM and such affiliates managed approximately $29 billion of assets.

  WHO AT SABAM MANAGES THE LARGE-CAP VALUE PORTFOLIO? SaBAM employs a team approach to the management of the U.S. Large-Cap Equity portfolios. The team consists of individuals with industry knowledge and with experience and expertise in both fundamental and quantitative analysis. The team is led by Jack Cunningham, Vice President and Portfolio Manager. Mr. Cunningham is responsible for directing investment policy and strategy. Mr. Cunningham is supported by a team of 18 experienced U.S. Equity professionals who have specific fundamental and quantitative research skills for all stages of SaBAM's equity investment process. Mr. Cunningham is a co-portfolio manager of the Salomon Brothers Investors Fund and an equity analyst responsible for covering the food and tobacco, restaurants, REITS, and real estate industries. Prior to joining SaBAM, Mr. Cunningham worked as an investment banker and financial analyst for Salomon Brothers Energy Group. Mr. Cunningham holds a B.A. in English from the University of Virginia and an M.B.A. from the Amos Tuck School at Dartmouth College.

  For the services provided, Pacific Life pays SaBAM a fee based upon an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

                           LARGE-CAP VALUE PORTFOLIO

              Rate (%)   Break Point (assets)
              --------   -------------------
              .45%       On first $100 million
              .40%       On next $100 million
              .35%       On next $200 million
              .30%       On next $350 million
              .25%       On next $250 million
              .20%       On excess

  ADDITIONAL INFORMATION REGARDING THE FUND'S PORTFOLIO MANAGEMENT
ARRANGEMENTS:

  In November 1998, it was announced that Deutsche Bank AG ("Deutsche Bank") had entered into an agreement to acquire all outstanding shares of the common stock of Bankers Trust Corporation, which owns Bankers Trust Company ("Bankers Trust") (the "Transaction"). The Transaction is tentatively scheduled to close in the second quarter of 1999. The Transaction is subject to the approval of shareholders representing two-thirds of all Bankers Trust Corporation common stock shares and of various worldwide regulatory authorities.

The change in ownership contemplated by the Transaction may constitute a change of control as defined in the 1940 Act. In the event of a change of control, approval of new Portfolio Management Agreements with Bankers Trust would be required. In contemplation of the Transaction, the sole shareholder of the Small-Cap Index Portfolio approved a new Portfolio Management Agreement which would become effective upon completion of the Transaction. The shareholders of record of the Equity Index Portfolio may be required to vote on a new Portfolio Management Agreement. Upon completion of the Transaction, Bankers Trust would continue to serve as Portfolio Manager of the Small-Cap Index Portfolio and, subject to any requisite shareholder approval, of the Equity Index Portfolio. The Prospectus will be supplemented if the Transaction does not occur substantially in accordance with the above schedule.

  Currently, shareholders of a Portfolio must approve any portfolio management agreement relating to that Portfolio. The Fund intends to apply to the SEC for an exemptive order from the 1940 Act that will permit the Fund and the Adviser to enter into and materially amend portfolio management agreements with new or existing portfolio managers without such agreements or amendments being approved by the pertinent Portfolio's shareholders, except that this order would not apply to portfolio management agreements with an affiliated person of Pacific Life. If this order is obtained, the Fund or the Adviser could terminate a portfolio management agreement with an existing portfolio manager and engage a new portfolio manager, or materially amend a portfolio management agreement, without shareholder approval of the new portfolio management agreement or the amendment.

  It is anticipated that prior to operating the Fund in a manner that would not require shareholder approval of portfolio management agreements as described above, any such exemptive order would require shareholder approval of this method of operation itself. There can be no assurance that any such exemptive order would be issued by the SEC.

  It is anticipated that if the exemptive order is granted, notice to shareholders would be required of new portfolio management agreements or material amendments to portfolio management agreements. Any material changes to the Investment Advisory Agreement between the Fund and Pacific Life would not be subject to the exemptive order, and therefore, would still require shareholder approval.

  HOW MUCH DOES THE FUND PAY FOR THE ADVISORY SERVICES OF PACIFIC LIFE AND THE PORTFOLIO MANAGERS?

  The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Mid-Cap Value and Large-Cap Value Portfolios, the Fund pays .85% of the average daily net assets of the Portfolio. For the REIT Portfolio, the Fund pays 1.10% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays .50% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  WHAT IS PACIFIC LIFE DOING TO LIMIT FUND EXPENSES? Pacific Life has agreed, until at least December 31, 2000, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 2000.

  PRIOR PERFORMANCE OF ACCOUNTS MANAGED BY LAZARD ASSET MANAGEMENT THAT ARE COMPARABLE TO THE MID-CAP VALUE PORTFOLIO

  The table below sets forth the performance data relating to the historical performance of a composite of accounts (the "Lazard Composite") managed by Lazard which have substantially similar investment objectives, policies, and strategies to those of the Mid-Cap Value Portfolio (except that leverage has not been used for the portfolios in the Lazard Composite). The Lazard Composite currently consists of 5 advisory accounts. The performance information for the Lazard Composite is presented in two forms: (1) the first presentation reflects average fees and expenses charged to the accounts in the Lazard Composite and (2) the second presentation uses the gross performance of the Lazard Composite, adjusted to reflect the estimated fees and expenses of the Mid-Cap Value Portfolio. The expenses shown for the Lazard Composite include investment advisory fees, but do not include custody fees or other expenses for mutual funds which, if included, would lessen performance and which are expenses the Mid-Cap Value Portfolio bears. The returns of the individual portfolios within the Lazard Composite are time-weighted, use trade date accounting, are based upon monthly portfolio valuations, and include the reinvestment of all earnings as of the payment date.

  The Lazard Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"). The returns from January 1, 1996 to December 31, 1997 have been audited for compliance with the AIMR standards. The portfolios included in the Lazard Composite consist of all fully discretionary, fee-paying, institutional U.S. tax-exempt portfolios with a U.S. Mid-Cap equity investment mandate and a minimum of $5 million in assets under management by Lazard for a period of at least 6 full calendar months prior to January 1, 1998 or at least 3 full calendar months thereafter. (The Composite does not include the performance of any mutual funds.)

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Lazard Composite may not be representative of the Mid-Cap Value Portfolio because those accounts may not be subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Mid-Cap Value Portfolio by the 1940 Act or the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Mid-Cap Value Portfolio, this might reduce the comparability of the Mid-Cap Value Portfolio's performance to that of the comparable accounts. Moreover, the Mid-Cap Value Portfolio's future investments will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate the returns of the Lazard Composite could result in different performance data.

  THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE MID-CAP VALUE PORTFOLIO OR ANY OTHER PORTFOLIO OF THE FUND AND ARE NOT INTENDED TO PREDICT OR SUGGEST RETURNS THAT MIGHT BE EXPERIENCED BY THE MID-CAP VALUE PORTFOLIO OR AN INDIVIDUAL INVESTOR HAVING AN INTEREST IN THE MID-CAP VALUE PORTFOLIO. THESE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS WHICH WILL VARY. THIS PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

  The quarterly and/or annual total returns noted below represent the actual total return for the stated period (i.e., quarter or year). The average annual total returns noted below represent an average of total returns for the number of years stated.

           TOTAL RETURN FOR THE LAZARD U.S. MID-CAP EQUITY COMPOSITE
                         AND THE RUSSELL MIDCAP INDEX

                                                             LAZARD U.S. MID-CAP EQUITY
                                        LAZARD U.S. MID-    COMPOSITE ADJUSTED TO REFLECT
                                           CAP EQUITY     ESTIMATED EXPENSES OF THE MID-CAP
                                           COMPOSITE*              VALUE PORTFOLIO          RUSSELL MIDCAP INDEX+
                                       ------------------ --------------------------------- ---------------------
                                       ANNUAL & QUARTERLY        ANNUAL & QUARTERLY          ANNUAL & QUARTERLY
        PERIOD                           TOTAL RETURN (%)          TOTAL RETURN (%)            TOTAL RETURN (%)
        ------                         ------------------ --------------------------------- ---------------------
        1998
        2nd Qtr.                             -6.48                      -6.69                       -1.51
        1st Qtr.                             14.32                      14.19                       10.81
        1997
        Year                                 28.46                      27.83                       29.01
        4th Qtr.                             -2.49                      -2.62                        1.11
        3rd Qtr.                             11.44                      11.27                       13.28
        2nd Qtr.                             15.03                      14.83                       13.56
        1st Qtr.                              2.77                       2.58                       -0.82
        1996
        Year                                 24.70                      24.06                       19.00
        4th Qtr.                              8.53                       8.33                        5.85
        3rd Qtr.                              2.80                       2.63                        3.13
        2nd Qtr.                              2.21                       2.05                        2.82
        1st Qtr.                              9.35                       9.20                        6.02
                                         AVERAGE ANNUAL            AVERAGE ANNUAL              AVERAGE ANNUAL
                 TIME PERIOD            TOTAL RETURN (%)          TOTAL RETURN (%)            TOTAL RETURN (%)
                 -----------           ------------------ --------------------------------- ---------------------
        1 Year ending 6/30/98                16.18                      15.57                       25.00
        Inception (1/1/96) to 6/30/98        24.00                      23.37                       22.93

--------
* Return reflects the average investment advisory fees and expenses charged to the accounts in the Lazard Composite. Expenses do not include the expenses for custody (or other expenses for mutual funds) which if included, could lessen performance and which are expenses that the Mid-Cap Value Portfolio bears.

+ The Russell Midcap Index measures the performance of the 800 smallest companies of the Russell 1000 Index (an index comprised of the 1,000 largest companies in the Russell 3000 Index in terms of market capitalization), which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of June 30, 1998, the average market capitalization of the Russell Midcap Index was approximately $3.7 billion and the median capitalization was approximately $2.9 billion, and the largest company in the index had an approximate market capitalization of $10.3 billion. For purposes of calculating total return, dividends declared by any company in the Russell Midcap Index are reinvested on the ex-dividend date. The Russell Midcap Index is unmanaged.

  PRIOR PERFORMANCE OF A FUND MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC THAT IS COMPARABLE TO THE LARGE-CAP VALUE PORTFOLIO

  The table below sets forth the performance data relating to the historical performance of the Salomon Brothers Investors Fund ("the Salomon Investors Fund"), a mutual fund managed by SaBAM, which has substantially similar investment objectives, policies and strategies to those of the Large-Cap Value Portfolio. The performance information for the Salomon Investors Fund is presented in two forms: (1) the first presentation reflects fees and expenses charged to the Salomon Investors Fund; and (2) the second presentation uses the gross performance of the Salomon Investors Fund adjusted to reflect the estimated fees and expenses of the Large-Cap Value Portfolio.

  THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE LARGE-CAP VALUE PORTFOLIO OR ANY OTHER PORTFOLIO OF THE FUND AND ARE NOT INTENDED TO PREDICT OR SUGGEST RETURNS THAT MIGHT BE EXPERIENCED BY THE LARGE-CAP VALUE PORTFOLIO OR AN INDIVIDUAL INVESTOR HAVING AN INTEREST IN THE LARGE-CAP VALUE PORTFOLIO. THESE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS WHICH WILL VARY. THIS PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

  The annual total returns noted below represent the actual total return for the stated period (i.e., quarter or year). The average annual returns noted below represent an average of total returns for the number of years stated.

       TOTAL RETURN FOR THE SALOMON INVESTORS FUND AND THE S&P 500 INDEX

                                                                    SALOMON INVESTORS FUND
                                    SALOMON INVESTORS FUND  ADJUSTED TO REFLECT ESTIMATED EXPENSES
                                          (CLASS O)*           OF THE LARGE-CAP VALUE PORTFOLIO        S&P 500 INDEX+
                                    ----------------------- -------------------------------------- -----------------------
               YEAR                 ANNUAL TOTAL RETURN (%)         ANNUAL TOTAL RETURN (%)        ANNUAL TOTAL RETURN (%)
               ----                 ----------------------- -------------------------------------- -----------------------
               1998/(1)/                     12.25                          12.18                           17.71
               1997                          26.47                          26.56                           33.36
               1996                          30.55                          30.58                           22.96
               1995                          35.48                          35.73                           37.58
               1994                          -1.26                          -1.46                            1.32
               1993                          15.17                          15.08                           10.08
               1992                           7.44                           7.30                            7.62
               1991                          29.31                          29.32                           30.47
                                        AVERAGE ANNUAL                  AVERAGE ANNUAL                 AVERAGE ANNUAL
           TIME PERIOD                 TOTAL RETURN (%)                TOTAL RETURN (%)               TOTAL RETURN (%)
           -----------              ----------------------- -------------------------------------- -----------------------
      1 Year ending 6/30/98                  23.38                          23.37                           30.16
      3 Years ending 6/30/98                 29.04                          29.09                           30.23
      5 Years ending 6/30/98                 21.47                          21.47                           23.08
Inception (5/1/90) to 6/30/98/(2)/           18.16                          18.13                           19.42

--------
* Returns reflect the investment advisory fees and operating expenses of the Salomon Investors Fund.

+ The S&P 500 Index measures the performance of approximately 500 large capitalization U.S. companies. As of June 30, 1998, the average market capitalization of the S&P 500 Index was approximately $70.7 billion and the median market capitalization was approximately $49.9 billion. For purposes of calculating total return, dividends declared by any company in the S&P 500 Index are reinvested on the ex-dividend date. The index does not include fees or operating expenses and is not available for investment. The index is compiled by Standard & Poor's Corporation ("S&P").

/(1)/ Non-annualized total return through June 30, 1998.

/(2)/ The Fund has been managed by SaBAM since May 1, 1990, and was managed by another manager prior to that date.

  PRIOR PERFORMANCE OF A FUND MANAGED BY BANKERS TRUST COMPANY THAT IS COMPARABLE TO THE SMALL-CAP INDEX PORTFOLIO

  The table below sets forth the performance data relating to the historical performance of a portfolio of BT Advisor Funds called the Small-Cap Index Fund (the "BT Advisor Fund"). The BT Advisor Fund is a mutual fund managed by Bankers Trust Company and has substantially similar investment objectives, policies, and strategies to those of the Small-Cap Index Portfolio. The performance information for the BT Advisor Fund is presented in two forms: (1) the first presentation reflects the fees and expenses of the BT Advisor Fund; and (2) the second presentation uses the gross performance of the BT Advisor Fund which is adjusted to reflect the estimated fees and expenses of the Small-Cap Index Portfolio.

  THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE SMALL-CAP INDEX PORTFOLIO OR ANY OTHER PORTFOLIO OF THE FUND AND ARE NOT INTENDED TO PREDICT OR SUGGEST RETURNS THAT MIGHT BE EXPERIENCED BY THE SMALL-CAP INDEX PORTFOLIO OR AN INDIVIDUAL INVESTOR HAVING AN INTEREST IN THE SMALL-CAP INDEX PORTFOLIO. THESE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS WHICH WILL VARY. THIS PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

  The quarterly and/or annual total returns noted below represent the actual total return for the stated period (i.e., quarter or year). The average annual total returns noted below represent an average of total returns for the number of years stated.

        TOTAL RETURN FOR THE BT ADVISOR FUND AND THE RUSSELL 2000 INDEX

                                                            BT ADVISOR FUND
                                                     ADJUSTED TO REFLECT ESTIMATED
                                BT ADVISOR FUND     EXPENSES OF THE SMALL-CAP INDEX    RUSSELL 2000
                             (INSTITUTIONAL CLASS)*            PORTFOLIO                  INDEX+
                             ---------------------- ------------------------------- ------------------
                               ANNUAL & QUARTERLY         ANNUAL & QUARTERLY        ANNUAL & QUARTERLY
     PERIOD                     TOTAL RETURN (%)           TOTAL RETURN (%)          TOTAL RETURN (%)
     ------                  ---------------------- ------------------------------- ------------------
       1998
        2nd Qtr.                     -5.00                       -5.08                    -4.66
        1st Qtr.                      9.70                        9.62                    10.06
       1997
        Year                         23.00                       23.69                    22.36
        4th Qtr.                     -3.29                       -3.37                    -3.35
        3rd Qtr.                     14.95                       14.87                    14.88
        2nd Qtr.                     15.85                       15.77                    16.21
        1st Qtr.                     -4.50                       -4.58                    -5.17
       1996
        4th Qtr.                      4.76                        4.68                     5.19
                                 AVERAGE ANNUAL             AVERAGE ANNUAL            AVERAGE ANNUAL
     TIME PERIOD                TOTAL RETURN (%)           TOTAL RETURN (%)          TOTAL RETURN (%)
     -----------             ---------------------- ------------------------------- ------------------
     1 Year ending 6/30/98           15.86                       15.55                    16.51
     Inception (7/31/96) to
      6/30/98/(1)/                   22.58                       22.32                    22.91

--------
* Returns reflect the investment advisory fees and operating expenses of the BT Advisor Fund.

+ The Russell 2000 Index measures performance of approximately 2,000 small capitalization companies. As of June 30, 1998, the dollar weighted average market capitalization of the Russell 2000 Index was approximately $790 million and the dollar weighted median market capitalization was approximately $740 million. For purposes of calculating total return, dividends declared by any company in the Russell 2000 Index are reinvested on the ex-dividend date. The index does not include fees or operating expenses and is not available for investment. The index is compiled by Frank Russell Company.

/(1)/ Actual inception date is 7/10/96; performance calculations begin as of 7/31/96.

  PERFORMANCE OF A FUND MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC. THAT IS COMPARABLE TO THE REIT PORTFOLIO.

  The table below sets forth the performance of data relating to the historical performance of a portfolio of the Morgan Stanley International Fund, Inc. called the U.S. Real Estate Fund (the "Morgan Stanley U.S. Real Estate Fund").

  The Morgan Stanley U.S. Real Estate Fund is a mutual fund managed by Morgan Stanley and has substantially similar investment objectives, policies and strategies to those of the REIT Portfolio. The performance of the Morgan Stanley U.S. Real Estate Fund is presented in two forms: (1) the first presentation reflects the fees and expenses of the Morgan Stanley U.S. Real Estate Fund; and (2) the second presentation uses the gross performance of the Morgan Stanley U.S. Real Estate Fund, adjusted to reflect the estimated fees and expenses of the REIT Portfolio.

  THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE REIT PORTFOLIO OR ANY OTHER PORTFOLIO OF THE FUND AND ARE NOT INTENDED TO PREDICT OR SUGGEST RETURNS THAT MIGHT BE EXPERIENCED BY THE REIT PORTFOLIO OR AN INDIVIDUAL INVESTOR HAVING AN INTEREST IN THE REIT PORTFOLIO. THESE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS WHICH WILL VARY. THIS PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

  The quarterly and/or annual total returns noted below represent the actual total return for the stated period (i.e., quarter or year). The average annual total returns noted below represent an average of total returns for the number of years stated.

                      TOTAL RETURN OF THE MORGAN STANLEY
                  U.S. REAL ESTATE FUND AND THE NAREIT INDEX

                               MORGAN STANLEY     MORGAN STANLEY U.S. REAL ESTATE FUND
                            U.S. REAL ESTATE FUND    ADJUSTED TO REFLECT ESTIMATED
                                 (CLASS A)*          EXPENSES OF THE REIT PORTFOLIO    NAREIT EQUITY INDEX+
                            --------------------- ------------------------------------ --------------------
                             ANNUAL & QUARTERLY            ANNUAL & QUARTERLY           ANNUAL & QUARTERLY
    PERIOD                    TOTAL RETURN (%)              TOTAL RETURN (%)             TOTAL RETURN (%)
    ------                  --------------------- ------------------------------------ --------------------
      1998
       2nd Qtr.                     -2.49                        -2.61                        -4.58
       1st Qtr.                      1.74                         1.62                        -0.47
      1997
       Year                         27.62                        27.70                        20.29
       4th Qtr.                      4.69                         4.57                         1.75
       3rd Qtr.                      7.73                         7.60                        11.82
       2nd Qtr.                     10.82                        10.70                         4.97
       1st Qtr.                      0.60                         0.48                         0.72
      1996
       Year                         39.56                        39.72                        35.26
       4th Qtr.                     14.37                        14.25                        18.84
       3rd Qtr.                      8.34                         8.22                         6.54
       2nd Qtr.                      4.59                         4.47                         4.44
       1st Qtr.                      1.78                         1.65                         2.27
      1995
       4th Qtr.                      7.61                         7.49                         4.14
       3rd Qtr.                      6.28                         6.25                         4.70
     2/24/95-6/30/95                 8.30                         8.25                         5.46
                               AVERAGE ANNUAL                AVERAGE ANNUAL               AVERAGE ANNUAL
    TIME PERIOD               TOTAL RETURN (%)              TOTAL RETURN (%)             TOTAL RETURN (%)
    -----------             --------------------- ------------------------------------ --------------------
    1 Year ending 6/30/98            8.50                         8.43                        18.88
    Inception (2/24/95) to
     6/30/98                        23.81                        23.85                        18.74

--------
* Returns reflect the investment advisory fees and operating expenses of the Morgan Stanley U.S. Real Estate Fund.

+ The NAREIT Equity Index measures the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. For purposes of determining total return, dividends are included in the month based upon their payment date; and liquidating dividends, whether full or partial, are treated as income.

  THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER THE CAPTION "CONDENSED FINANCIAL INFORMATION" IN THE PROSPECTUS:

  The following table presents condensed financial information for the six month period ended June 30, 1998 regarding each Portfolio of the Fund that had investment operations during that period. The table presents historical information based upon a single share outstanding through the period. This information, which is not audited, is included in the Fund's Semi-Annual report, which contains more information about the Fund's performance and is available without charge.

                              PACIFIC SELECT FUND
                       FINANCIAL HIGHLIGHTS (UNAUDITED)
           SELECTED DATA FOR A SHARE OUTSTANDING AS OF JUNE 30, 1998

                                            -------------------------------------  ----------------------------------------
                                                   INVESTMENT ACTIVITIES                       DISTRIBUTIONS
                                            -------------------------------------  ----------------------------------------
                                    NET                     NET                                                                NET
                                    ASSET      NET      REALIZED AND               DIVIDENDS                                  ASSET
                                    VALUE,  INVESTMENT   UNREALIZED    TOTAL FROM  (FROM NET   DISTRIBUTIONS                  VALUE,
      FOR THE PERIOD ENDED        BEGINNING   INCOME    GAIN (LOSS)    INVESTMENT  INVESTMENT  (FROM CAPITAL      TOTAL       END OF
         JUNE 30, 1998            OF PERIOD   (LOSS)   ON SECURITIES   OPERATIONS    INCOME)       GAINS)     DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO..........   $10.06     $0.26       $(0.01)        $0.25       $(0.26)         -           $(0.26)      $10.05
HIGH YIELD BOND PORTFOLIO.......     9.98      0.40        (0.13)         0.27        (0.40)      $(0.09)         (0.49)        9.76
MANAGED BOND PORTFOLIO..........    11.14      0.26         0.18          0.44        (0.28)       (0.15)         (0.43)       11.15
GOVERNMENT SECURITIES PORTFOLIO.    10.78      0.27         0.15          0.42        (0.29)       (0.21)         (0.50)       10.70
GROWTH PORTFOLIO................    24.61     (0.01)        1.66          1.65          -          (2.59)         (2.59)       23.67
AGGRESSIVE EQUITY PORTFOLIO.....    11.18      0.01         1.46          1.47          -            -              -          12.65
GROWTH LT PORTFOLIO.............    17.31       -           5.22          5.22        (0.05)       (0.87)         (0.92)       21.61
EQUITY INCOME PORTFOLIO.........    24.47      0.09         3.70          3.79        (0.09)       (3.02)         (3.11)       25.15
MULTI-STRATEGY PORTFOLIO........    16.18      0.25         1.42          1.67        (0.24)       (1.20)         (1.44)       16.41
EQUITY PORTFOLIO................    23.89      0.06         5.60          5.66        (0.03)       (1.63)         (1.66)       27.89
BOND AND INCOME PORTFOLIO.......    12.97      0.39         0.23          0.62        (0.41)       (0.03)         (0.44)       13.15
EQUITY INDEX PORTFOLIO..........    25.71      0.19         4.31          4.50        (0.18)       (0.22)         (0.40)       29.81
INTERNATIONAL PORTFOLIO.........    16.21      0.26         2.22          2.48        (0.10)       (1.25)         (1.35)       17.34
EMERGING MARKETS PORTFOLIO......     9.47      0.08        (1.31)        (1.23)       (0.01)         -            (0.01)        8.23

                              PACIFIC SELECT FUND
                 FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
           SELECTED DATA FOR A SHARE OUTSTANDING AS OF JUNE 30, 1998


                                            RATIOS / SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
                                                                    RATIO OF NET
                                                                     INVESTMENT
                                                       RATIO OF        INCOME                     AVERAGE
                                       NET ASSETS,    EXPENSES TO     (LOSS) TO                 COMMISSIONS
   FOR THE PERIOD ENDED       TOTAL   END OF PERIOD   AVERAGE NET   AVERAGE NET    PORTFOLIO     PAID PER
       JUNE 30, 1998         RETURN   (IN THOUSANDS)  ASSETS (1)     ASSETS (1)  TURNOVER RATE   SHARE (2)
-----------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO.....     2.63%    $496,770        0.42%          5.31%          N/A           N/A
HIGH YIELD BOND PORTFOLIO..     2.76%     366,516        0.64%          8.26%         47.29%         N/A
MANAGED BOND PORTFOLIO.....     4.07%     609,366        0.64%          5.44%        159.02%         N/A
GOVERNMENT SECURITIES
 PORTFOLIO.................     3.98%     139,396        0.64%          5.39%        186.06%         N/A
GROWTH PORTFOLIO...........     5.94%     278,728        0.68%        (0.03)%         18.62%       $0.039
AGGRESSIVE EQUITY
 PORTFOLIO.................    13.11%     173,039        0.85%          0.08%        141.49%        0.057
GROWTH LT PORTFOLIO........    30.53%     958,424        0.80%        (0.05)%         67.47%        0.043
EQUITY INCOME PORTFOLIO....    15.55%   1,067,905        0.69%          0.71%         38.16%        0.047
MULTI-STRATEGY PORTFOLIO...    10.43%     473,286        0.69%          2.92%         61.62%        0.045
EQUITY PORTFOLIO...........    23.89%     423,756        0.70%          0.47%         98.56%        0.035
BOND AND INCOME PORTFOLIO..     4.87%     146,126        0.65%          6.08%        119.22%         N/A
EQUITY INDEX PORTFOLIO.....    17.54%   1,226,866        0.21%          1.36%          1.17%        0.020
INTERNATIONAL PORTFOLIO....    15.39%     987,316        1.00%          2.12%         21.37%        0.001
EMERGING MARKETS PORTFOLIO.  (12.98)%     106,152        1.44%          1.78%         14.00%        0.002

--------
(1) Ratios are annualized for the six months period ended June 30, 1998.

(2) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected separately in the Fund's statements of operations. Fixed-income transactions are excluded.

N/A  Not applicable.



Form No. 15-21442-00

              SUPPLEMENT DATED DECEMBER 21, 1998 TO THE STATEMENT
  OF ADDITIONAL INFORMATION FOR PACIFIC SELECT FUND DATED MAY 1, 1998 ("SAI")

  THE SECTION OF THE SAI ENTITLED "INVESTMENT RESTRICTIONS--FUNDAMENTAL INVESTMENT RESTRICTIONS" IS AMENDED AS FOLLOWS:

  PARAGRAPH (i) IS AMENDED TO READ:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto). This restriction does not apply to the REIT Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate.

  PARAGRAPH (ii) IS AMENDED TO READ:

  (ii) except for the REIT Portfolio, with respect to 75% of its total assets, invest in a security if, as result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  PARAGRAPH (vi) IS AMENDED TO READ:

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets (except the Mid-Cap Value, Large-Cap Value, Small-Cap Index and REIT Portfolios are not so limited), provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

  THE SECTION OF THE SAI ENTITLED "INVESTMENT RESTRICTIONS--NONFUNDAMENTAL INVESTMENT RESTRICTIONS" IS AMENDED AS FOLLOWS:

  PARAGRAPH (ii) IS AMENDED TO READ:

  (ii) other than the Mid-Cap Value Portfolio, sell securities or property short, except short sales against the box.

  PARAGRAPH (iv) IS AMENDED TO READ:

  (iv) except the Mid-Cap Value Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures.

  PARAGRAPH (v) IS AMENDED TO READ:

  (v) except the Mid-Cap Value Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

  ADDITION OF PARAGRAPH (viii):

  (viii) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

  THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER THE CAPTION "PERFORMANCE INFORMATION" IN THE SAI:

  For the 7-day period ended June 30, 1998, the current yield of the Money Market Portfolio was 5.49% and the effective yield of the Portfolio was 5.64%.

  For the 30-day period ended June 30, 1998, the yield on the remaining Portfolios that had commenced operations at least 30 days before that date was as follows: 8.15% for the High Yield Bond Portfolio, 5.40% for the Managed Bond Portfolio, 5.17% for the Government Securities Portfolio, 0.10% for the Growth Portfolio, 0.33% for the Aggressive Equity Portfolio, (0.04)% for the Growth LT Portfolio, 1.02% for the Equity Income Portfolio, 3.00% for the Multi-Strategy Portfolio, 0.25% for the Equity Portfolio, 5.77% for the Bond and Income Portfolio, 1.39% for the Equity Index Portfolio, 1.45% for the International Portfolio, and 1.22% for the Emerging Markets Portfolio.

  For the one year period ended June 30, 1998, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.39% for the Money Market Portfolio, 7.13% for the High Yield Bond Portfolio, 11.41% for the Managed Bond Portfolio, 11.35% for the Government Securities Portfolio, 17.03% for the Growth Portfolio, 19.75% for the Aggressive Equity Portfolio, 37.50% for the Growth LT Portfolio, 26.77% for the Equity Income Portfolio, 20.00% for the Multi-Strategy Portfolio, 29.05% for the Equity Portfolio, 19.40% for the Bond and Income Portfolio, 29.72% for the Equity Index Portfolio, 10.52% for the International Portfolio, and (25.60)% for the Emerging Markets Portfolio.

  For the five year period ended June 30, 1998, the total return for each Portfolio that had commenced operations on or before that date was as follows:
4.72% for the Money Market Portfolio, 9.64% for the High Yield Bond Portfolio, 6.98% for the Managed Bond Portfolio, 6.34% for the Government Securities Portfolio, 16.87% for the Growth Portfolio, 19.95% for the Equity Income Portfolio, 14.02% for the Multi-Strategy Portfolio, 19.46% for the Equity Portfolio, 9.49% for the Bond and Income Portfolio, 22.58% for the Equity Index Portfolio, and 15.11% for the International Portfolio. The Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996.

  For the ten year period ended June 30, 1998, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.37% for the Money Market Portfolio, 10.77% for the High Yield Bond Portfolio, 9.47% for the Managed Bond Portfolio, 8.84% for the Government Securities Portfolio, 16.38% for the Growth Portfolio, 15.42% for the Equity Income Portfolio, 12.43% for the Multi-Strategy Portfolio, 16.81% for the Equity Portfolio, 11.37% for the Bond and Income Portfolio, and 9.99% for the International Portfolio. The Equity Index Portfolio did not begin operations until January 30, 1991. The Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until June 30, 1998, the average annual total return for each Portfolio, except the Growth LT, Aggressive Equity, Equity, Bond and Income, Equity Index and Emerging Markets Portfolios, was as follows: 5.35% for the Money Market Portfolio, 10.87% for the High Yield Bond Portfolio, 9.41% for the Managed Bond Portfolio, 8.80% for the Government Securities Portfolio, 16.69% for the Growth Portfolio, 15.45% for the Equity Income Portfolio, 12.40% for the Multi-Strategy Portfolio, and 10.29% for the International Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until June 30, 1998, the average annual total return for the Growth LT Portfolio was 24.16%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984 until June 30, 1998, the average annual total return for each of these Portfolios was 16.17% and 12.40%, respectively. Based upon the period from the commencement of operations of the Equity Index Portfolio on January 30, 1991 until June 30, 1998, the average annual total return for the Equity Index Portfolio was 19.98%. Based upon the period from the commencement of operations of the Aggressive Equity Portfolio and Emerging Markets Portfolio on April 1, 1996 until June 30, 1998, the average annual total return for each of these Portfolios was 11.06% and (8.05)%, respectively.

  The performance results for the Equity Income, Multi-Strategy, International, Aggressive Equity, Equity and Bond and Income Portfolios occurred, in part, when these Portfolios were advised by different Portfolio Managers. J.P. Morgan began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio on January 1, 1994, Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997, Alliance Capital began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998, and Goldman Sachs began serving as Portfolio Manager to the Equity Portfolio and Bond and Income Portfolio on May 1, 1998. The performance results for the Equity Portfolio and Bond and Income Portfolio also are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER THE CAPTION "OTHER INFORMATION--FINANCIAL STATEMENTS" IN THE SAI:

  The unaudited financial statements of the Fund as of June 30, 1998, including the notes thereto, are incorporated by reference in the Statement of Additional Information from the Semi-Annual Report of the Fund dated as of June 30, 1998.

FORM NO. 15-21443-00
         SAI 122198

                     SUPPLEMENT DATED DECEMBER 21, 1998 TO
    THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 1998 ("PROSPECTUS")

  THE FOLLOWING IS ADDED UNDER THE FIRST PARAGRAPH UNDER "WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO?":

  In November 1998, it was announced that Deutsche Bank AG ("Deutsche Bank") had entered into an agreement to acquire all outstanding shares of the common stock of Bankers Trust Corporation, which owns Bankers Trust Company ("Bankers Trust") (the "Transaction"). The Transaction is tentatively scheduled to close in the second quarter of 1999. The Transaction is subject to the approval of shareholders representing two-thirds of all Bankers Trust Corporation common stock shares and of various worldwide regulatory authorities. The change in ownership contemplated by the Transaction may constitute a change of control as defined in the 1940 Act. In the event of a change of control, approval of a new Portfolio Management Agreement with Bankers Trust would be required. The shareholders of record of the Equity Index Portfolio may be required to vote on a new Portfolio Management Agreement. Upon completion of the Transaction and subject to any requisite shareholder approval, Bankers Trust would continue to serve as Portfolio Manager of the Equity Index Portfolio. The Prospectus will be supplemented if the Transaction does not occur substantially in accordance with the above schedule.

  THE FOLLOWING PARAGRAPHS ARE ADDED AT THE END OF THE SECTION ENTITLED "HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS?":

  Currently, shareholders of a Portfolio must approve any portfolio management agreement relating to that Portfolio. The Fund intends to apply to the SEC for an exemptive order from the 1940 Act that will permit the Fund and the Adviser to enter into and materially amend portfolio management agreements with new or existing portfolio managers without such agreements or amendments being approved by the pertinent Portfolio's shareholders, except that this order would not apply to portfolio management agreements with an affiliated person of Pacific Life. If this order is obtained, the Fund or the Adviser could terminate a portfolio management agreement with an existing portfolio manager and engage a new portfolio manager, or materially amend a portfolio management agreement, without shareholder approval of the new portfolio management agreement or the amendment.

  It is anticipated that prior to operating the Fund in a manner that would not require shareholder approval of portfolio management agreements as described above, any such exemptive order would require shareholder approval of this method of operation itself. There can be no assurance that any such exemptive order would be issued by the SEC.

  It is anticipated that if the exemptive order is granted, notice to shareholders would be required of new portfolio management agreements or material amendments to portfolio management agreements. Any material changes to the Investment Advisory Agreement between the Fund and Pacific Life would not be subject to the exemptive order, and therefore, would still require shareholder approval.